UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) - December 1, 2005


                             MTM TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        New York                        0-22122                13-3354896
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
   of Incorporation)                                        Identification No.)


         1200 High Ridge Road, Stamford, Connecticut               06905
--------------------------------------------------------------------------------
      (Address of principal executive offices)                    (zip code)


         Registrant's telephone number, including area code   -   203-975-3700
                                                                  ------------

--------------------------------------------------------------------------------
       (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

     This Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant on December 7, 2005 which reported, among other things, that on December 1, 2005 NEXL, Inc., a Massachusetts corporation was acquired by the Registrant.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

     Audited Financial Statements for Nexl, Inc. as of December 31, 2004, 2003 and 2002, and the Audited Financial Statements for Nexl, Inc. for the six months ended June 30, 2005 and year ended December 31, 2004 were previously filed as
Exhibit 99.2 to the Form 8-K filed with the Securities and Exchange Commission on November 4, 2005. Attached hereto as Exhibit 99.1 are the unaudited financial statements for Nexl, Inc. for the nine months ended September 30, 2005 and 2004.

(b)  Pro forma financial information.

     The financial statements that are required pursuant to this Item 9.01(b) were previously filed as Exhibit 99.1 to the Form 8-K/A filed with the Securities and Exchange Commission on December 9, 2005.

(c)  Exhibits

Exhibit 99.1 Unaudited financial statements for Nexl, Inc. for the nine months ended September 30, 2005 and 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MTM TECHNOLOGIES, INC.
                                       ----------------------
                                       (Registrant)


                                       By:   /s/ Francis J. Alfano
                                          ------------------------------
                                          Name:  Francis J. Alfano
                                          Title: Chief Executive Officer


December 21, 2005

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
-------

Exhibit 99.1 Unaudited financial statements for Nexl, Inc. for the nine months ended September 30, 2005 and 2004.